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                                                                   EXHIBIT 10.39



                              SHAREHOLDER AGREEMENT


        This Shareholder Agreement ("Agreement") is made and entered into as of October 1, 1999, by and among FIRSTCITY HOLDINGS CORPORATION, a Texas corporation (the "Corporation"), and FIRSTCITY COMMERCIAL CORPORATION, a Texas corporation ("FirstCity Commercial"), TERRY R. DEWITT, G. STEPHEN FILLIP, AND JAMES C. HOLMES (each of the foregoing shareholders being referred to individually as a "Shareholder" and collectively as the "Shareholders") with respect to all of the now or hereafter issued and outstanding shares of common or preferred stock or other issued and outstanding securities of the Corporation (including options, warrants and convertible instruments), presently or hereafter owned by each of the Shareholders (the "Stock"). Any reference to Stock owned by a Shareholder shall mean all of the Stock registered in that Shareholder's name and including, but not limited to, any community property interest of the Shareholder's spouse in such Stock.

                                    RECITALS

        WHEREAS, the Shareholders are presently the holders of record of all of the issued and outstanding shares of the Stock of the Corporation; and

        WHEREAS, the Shareholders believe that it would be in the best interest of the Shareholders and the Corporation to place certain restrictions upon the right of any Owner of Stock to transfer any Stock owned by such Owner; and

        WHEREAS, the directors of the Corporation, having considered the provisions of this Agreement, have resolved that in their opinions the restrictions upon the transfer of the Stock of the Corporation and the provisions for the purchase of the Stock, all as hereinafter set forth, are in the best interest of the Corporation.

        NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        SECTION 1.01. DEFINITIONS OF CERTAIN AGREEMENT TERMS. For purposes of this Agreement, the terms hereinafter set forth shall have the following definitions unless otherwise specifically stated.

        "BUSINESS DAYS" shall mean days that are not Saturdays, Sundays, or legal holidays in the United States or the State of Texas.



FIRSTCITY HOLDINGS CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 1
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        "MINORITY SHAREHOLDER" shall mean any Shareholder other than FirstCity
Commercial.

        "OWNED" shall mean Stock referred to as being "owned" by any persons shall include all Stock owned (whether acquired before or after this date) as the separate property of such person, all Stock owned as the community property of such person and his or her spouse that is registered in the name of such person, all Stock acquired by gift, partition or other transfer of community property Stock, and any shares into which any such Stock, or any portion thereof, may be converted. A person who owns Stock is sometimes referred to as an "Owner." While a spouse of a Shareholder may own an interest in Stock that is deemed to be "owned" by such Shareholder under this definition, the term "Shareholder" as used in this Agreement does not apply to the spouse of any such named party to this Agreement unless such spouse also owns Stock.

        "SHAREHOLDER" shall include all of the persons who own Stock in the Corporation who are parties to this Agreement, and any persons who subsequently shall become parties to this Agreement.

        "STOCK" shall have the meaning set forth in the introductory paragraph of this Agreement.

        "TRANSFER" shall mean the sale, exchange, assignment, pledge, gift, hypothecation, transfer or other disposition (whether voluntary or involuntary) by a Minority Shareholder of his or her Stock, either directly or indirectly, to any third party or any offer or attempt to accomplish any of the foregoing.

                                   ARTICLE II
             RESTRICTIONS AGAINST TRANSFER BY MINORITY SHAREHOLDERS

        SECTION 2.01. TRANSFER OF STOCK RESTRICTED BY MINORITY SHAREHOLDERS. Each of the Minority Shareholders agrees that he or she will not in any way Transfer any of his or her Stock, or any right or interest therein, without the prior written consent of the Corporation and the other Shareholders, except for a Transfer that meets the requirements of this Agreement. Any purported Transfer in violation of any provisions of this Agreement will be void and will not operate to transfer any right, title, or interest in the Stock to the purported Transferee.

                                   ARTICLE III
                              PUT AND CALL OPTIONS

        SECTION 3.01. TERMINATION OF EMPLOYMENT OF MINORITY SHAREHOLDER. Upon the termination of employment of any Minority Shareholder by the Corporation or any affiliate of the Corporation, such Minority Shareholder shall have the right to sell (the Termination Put") "100% of the Stock Owned by the Minority Shareholder to FirstCity Commercial for an amount equal to the Termination Purchase Price (as herein defined). Upon the termination of employment of any




FIRSTCITY HOLDINGS CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 2
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Minority Shareholder by the Corporation or any affiliate of the Corporation,
FirstCity Commercial shall have the right to purchase (the "Termination Call") 100% of the Stock Owned by the Minority Shareholder for an amount equal to the Termination Purchase Price.

        "Termination Purchase Price" means an amount equal to: (a) if the date of termination of employment of the Minority Shareholder (the "Employment Termination Date") is on or before December 31, 2000, the lesser of (i) the book value of the Stock Owned by the Minority Shareholder or (ii) the amount of the capital actually contributed by the Minority Shareholder to the Corporation; (b) if the Employment Termination Date is after December 31, 2000 but on or before December 31, 2004, the book value of the Stock Owned by the Minority Shareholder; and (iii) if the Employment Termination Date is after December 31, 2004, the Fair Market Value of the Stock Owned by the Minority Shareholder.

        "Fair Market Value of the Stock Owned by Minority Shareholder" means:
(i) the fair market value of the Stock Owned by the Minority Shareholder mutually agreed upon by FirstCity Commercial and the Minority Shareholder; or
(ii) in the event FirstCity Commercial and the Minority Shareholder cannot agree within thirty (30) days after the Employment Termination Date on the fair market value of the Stock Owned by the Minority Shareholder, the fair market value of the Stock Owned by the Minority Shareholder determined by the following appraisal process:

               The Minority Shareholder shall appoint an appraiser and FirstCity Commercial shall appoint an appraiser. Any person/entity appointed as an appraiser must meet the following qualifications: (a) be a certified public accountant employed by a nationally recognized public accounting firm, or an employee of a nationally recognized investment banking firm; and (b) not be related to an officer or director of the FirstCity Financial Corporation or any of its affiliates, or to the Minority Shareholder within the third degree of consanguinity. If either FirstCity Commercial or the Minority Shareholder fails to name an appraiser with the specified time, the other party may select the second appraiser.

               The joint determination of the fair market value by the two appraisers shall be final and binding on all parties. If the two appraisers selected are unable to agree on the fair market value, the two appraisers shall select a third appraiser, whose determination as to the fair market value shall be averaged with the appraisals of the other two appraisers. The average of the three appraisals shall be conclusive evidence as to the fair market value and shall be final and binding on all parties. The appraisers shall deliver a written report of their appraisal to all parties to this Agreement.

        For purposes of Section 3.01 the book value and fair market value of the Stock Owned by a Minority Shareholder shall be determined as of the end of the previous fiscal quarter.




FIRSTCITY HOLDINGS CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 3
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        The Termination Put and Termination Call shall be in writing and shall be exercised within 60 days after the Employment Termination Date. The Termination Purchase Price shall be payable 20% in cash and 80% in an unsecured promissory note payable by FirstCity Commercial, with an annual interest rate equal to the prime rate and payable in four (4) equal annual installments. The closing of the Termination Put or Termination Call shall be within 90 days after the Employment Termination Date.

        SECTION 3.02. PUT OPTION OF MINORITY SHAREHOLDERS. At any time after December 31, 2004, any Minority Shareholder shall have the right to sell (the "Put") 100% of the Stock Owned by the Minority Shareholder to FirstCity Commercial for an amount equal to the Fair Market Value of the Stock Owned by the Minority Shareholder as defined in Section 3.01 (the "Put Price"). The Put shall be in writing and the date the Put is made shall be referred to as the "Put Date." The Put Price shall be payable 20% in cash and 80% in an unsecured promissory note payable by FirstCity Commercial, with an annual interest rate equal to the prime rate and payable in four (4) equal annual installments. The closing of the Put shall be within 90 days after the Put Date.

                              ARTICLE IV [RESERVED]


                                    ARTICLE V
                                     NOTICES

        SECTION 5.01. NOTICE PROCEDURE. All notices required to be given hereunder will be deemed to be duly given on the date of delivery if delivered in person or three (3) Business Days after the date of mailing if mailed by registered or certified mail, postage prepaid, return receipt requested, to the Secretary of the Corporation at the Corporation's principal office and to the Shareholders at the addresses indicated on the signature page of this Agreement. The address of any Shareholder may be changed only by giving written notice of such change of address to all of the other parties hereto in the manner provided herein for giving notices.

                                   ARTICLE VI
                                  STOCK LEGEND

        SECTION 6.01. LEGEND REQUIRED BY THIS AGREEMENT. The Corporation and each Shareholder hereby agrees that all certificates representing shares of Stock of the Corporation that at any time are subject to the provisions of this Agreement will have endorsed upon them, in addition to any legend required by the Corporation's Bylaws, in boldface type a legend in substantially the following form:

                     THE SHARES OF STOCK REPRESENTED BY THIS
              CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS' AGREEMENT



FIRSTCITY HOLDINGS CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 4
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        ("AGREEMENT"), DATED OCTOBER 1, 1999, AMONG THE, A COPY OF WHICH IS ON
        FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION, AND SAID SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT IN STRICT ACCORDANCE WITH THE TERMS OF THE AGREEMENT. A COPY OF THE AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE HOLDER REQUESTING SUCH A COPY.

        SECTION 6.02. EXECUTION OF AGREEMENT BY TRANSFEREE. Under no circumstances will any sale or other Transfer of any shares of Stock subject to this Agreement be valid until the proposed transferee has executed and become a party to an Agreement substantially similar to this Agreement and thereby becomes subject to all of its provisions, unless this requirement is waived by written consent of the parties; notwithstanding any other provisions of this Agreement, no such sale or other Transfer of any kind will in any event result in the nonapplicability of the provisions of this Agreement at any time to any of the shares of Stock subject to this Agreement.

                                   ARTICLE VII
                                      TERM

        SECTION 7.01. TERMINATION OF AGREEMENT. This Agreement will terminate upon the earlier of: (a) the agreement of all parties hereto to terminate this Agreement, (b) the purchase by the Corporation of all the shares of Stock of all but one Shareholder, (c) the purchase by any one Shareholder of all of the issued and outstanding shares of Stock of the Corporation, or (d) upon the dissolution of the Corporation, or upon the filing of a voluntary or involuntary petition by or against the Corporation under Chapter 7 or Chapter 11 of the Bankruptcy Code upon the appointment of a receiver for the Corporation.

        SECTION 7.02. TERMINATION AS TO SPECIFIC SHAREHOLDER. This Agreement shall terminate as to any specific Shareholder upon the date such Shareholder ceases to own any Stock. Such Shareholder also shall cease to be a party to this Agreement as of the date that he ceases to own, directly or beneficially, any Stock.




FIRSTCITY HOLDINGS CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 5
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                                  ARTICLE VIII
                                  MISCELLANEOUS

        SECTION 8.01. FURTHER ASSURANCES. Each party to this Agreement agrees to perform all further acts and to execute and deliver all further documents which may be reasonably necessary to carry out the provisions of this Agreement.

        SECTION 8.02. SEVERABILITY. In the event that any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, will not be affected, and in lieu of such unenforceable provision there shall be added automatically as part of this Agreement a provision as similar in terms as may be valid and enforceable.

        SECTION 8.03. CONSTRUCTION. Whenever used in this Agreement, the singular number will include the plural, and the plural number will include the singular; pronouns in the masculine, feminine, or neuter gender will include each other gender.

        SECTION 8.04. GOVERNING LAW. THIS AGREEMENT HAS BEEN EXECUTED IN AND WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

        SECTION 8.05. SUCCESSORS. Subject to the restrictions against Transfer or assignment as contained in this Agreement, the provisions of this Agreement will benefit and will be binding on the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto. Each of the Minority Shareholders agrees that he or she will not create or permit to exist any lien, claim or encumbrance at any time on any of his or her shares of stock subject to this Agreement.

        SECTION 8.06. AMENDMENT. This Agreement may only be amended by the written consent of all of the parties to this Agreement at the time of such amendment.

        SECTION 8.07. HEADINGS. The section headings contained in this Agreement are for convenience only and shall in no manner by construed as part of this Agreement.

        SECTION 8.08. ENTIRE AGREEMENT; COUNTERPARTS. This Agreement contains the entire understanding between the parties concerning the subject matter contained in this Agreement. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties hereto, relating to the subject matter of this Agreement, which are not fully expressed herein. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement.




FIRSTCITY HOLDINGS CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 6
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        SECTION 8.09. WAIVER. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

        SECTION 8.10. SPECIFIC PERFORMANCE. The right to own and vote Stock and to restrict the transfer of the Stock is hereby declared by the parties hereto to be a unique right, the loss of which is not readily susceptible to monetary quantification. Consequently, the parties hereto agree that an action for specific performance of the purchase and sale obligations created by this Agreement or an action brought to enjoin the unauthorized transfer of Stock are remedies for the breach of the provisions of this Agreement. If the parties to this Agreement are forced to institute legal proceedings to enforce their rights in accordance with the provisions of this Agreement, they shall be entitled to recover their reasonable attorneys' fees and court costs incurred in enforcing such rights.

                   [END OF PAGE - SIGNATURE PAGE(S) TO FOLLOW]




FIRSTCITY HOLDINGS CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 7

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        IN WITNESS WHEREOF, the parties hereto have entered into this Agreement to be effective as of the date first written above.



                                            FIRSTCITY HOLDINGS CORPORATION


                                            By:  /s/ Terry R. DeWitt
                                               ---------------------------------
                                                 Terry R. DeWitt, Co-President

                                            Address:      P.O. Box 8216
                                                          Waco, Texas 76714-8216



                                              /s/ Terry R. DeWitt
                                            ------------------------------------
                                            TERRY R. DEWITT

                                            Owner of 70 Shares
                                            Address:
                                                      --------------------------

                                                      --------------------------

                                              /s/ G. Stephen Fillip
                                            ------------------------------------
                                            G. STEPHEN FILLIP

                                            Owner of 70 Shares
                                            Address:
                                                      --------------------------

                                                      --------------------------



                                              /s/ James C. Holmes
                                            ------------------------------------
                                            JAMES C. HOLMES

                                            Owner of 60 Shares
                                            Address:
                                                      --------------------------

                                                      --------------------------




FIRSTCITY HOLDINGS CORPORATION
SHAREHOLDER AGREEMENT                                             SIGNATURE PAGE
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                                            FIRSTCITY COMMERCIAL CORPORATION


                                            By:
                                               ---------------------------------
                                                  James T. Sartain,
                                                  Chairman of the Board

                                            Owner of 800 Shares
                                            Address:      P.O. Box 8216
                                                          Waco, Texas 76714-8216





FIRSTCITY HOLDINGS CORPORATION
SHAREHOLDER AGREEMENT                                             SIGNATURE PAGE